                                                                   EXHIBIT 99.6


DEBTOR:  GREAT RIVER CRUISE LINE, L.L.C.           CASE NUMBER:  01-10963 (JCA)

                            MONTHLY OPERATING REPORT
                             AS OF AUGUST 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached August Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.


/s/ STEVE MOELLER
--------------------------
Steve Moeller
Director, Accounting

DEBTOR:  GREAT RIVER CRUISE LINE, L.L.C.           CASE NUMBER:  01-10963 (JCA)

                            MONTHLY OPERATING REPORT
                             AS OF AUGUST 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to August Monthly Operating Report

                                Summary Of Bank,                   Attachment 1
                        Investment & Petty Cash Accounts
Summary                 Great River Cruise Line, L.L.C.
Great River                  Case No: 01-10963 (JCA)                  UNAUDITED
Cruise Line, LLC           For Month Of August, 2002


                                          Balances
                                ------------------------------           Receipts &               Bank
                                    Opening          Closing            Disbursements           Statements          Account
Account                         As Of 8/01/02    As Of 8/31/02            Included               Included         Reconciled
-------                         -------------    -------------          -------------         --------------      ----------

Delta Queen Steamer                9,348.66        8,438.50             Yes                   No - Not              Yes
Hibernia                                                                                      Concentration
Account # - 812-395-270                                                                       Account

Delta Queen                            0.00            0.00             No -                  Not A Bank            No
Petty Cash                                                              No Activity           Account

                              Receipts & Disbursements             Attachment 2
R&D - Hibernia            Great River Cruise Line, L.L.C.
- DQ Steamer                  Case No: 01-10963 (JCA)                 UNAUDITED
                                    Hibernia
                              Delta Queen Steamer
                            Account # - 812-395-270
                           1 August 02 - 31 August 02


Opening Balance - 1 August 02

                                       9,348.66


Receipts

                                       --------
                                           0.00             Total Receipts


Disbursements




                                       --------
                                           0.00             Total Disbursements (* See Footnote)


Closing Balance - 31 Aug 02

                                       8,438.50


* $910.16 Of Disbursements Not Reflected In Disbursements Above Due To Being Reimbursed By Buyer Of Assets At Closing.

                           Concentration & Investment              Attachment 3
                               Account Statements
Summary                 Great River Cruise Line, L.L.C.
Great River                 Case No: 01-10963 (JCA)
Cruise Line, LLC          For Month Of August, 2002
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                   Date: 17-SEP-02 15:52:46
INCOME STATEMENT - ATTACHMENT 4                        Page:   1
Current Period: AUG-02

currency USD
Company=22 (DELTA QUEEN)


                                   PTD-Actual
                                   31-Aug-02
                                   ----------

Revenue
Gross Revenue                            0.00
Allowances                               0.00
                                   ----------
Net Revenue                              0.00

Operating Expenses
Air                                      0.00
Hotel                                    0.00
Commissions                              0.00
Onboard Expenses                         0.00
Passenger Expenses                       0.00
Vessel Expenses                          0.00
Layup/Drydock Expense                    0.00
Vessel Insurance                     2,415.45
                                    ---------
Total Operating Expenses             2,415.45

                                    ---------
Gross Profit                        (2,415.45)

SG&A Expenses
Sales & Marketing                        0.00
Start-Up Costs                           0.00
                                    ---------
Total SG&A Expenses                      0.00

                                    ---------
EBITDA                              (2,415.45)

Depreciation                             0.00

                                    ---------
Operating Income                    (2,415.45)

Other Expense/(Income)
Interest Income                          0.00
Equity in Earnings for Sub               0.00
Reorganization expenses                  0.00
                                    ---------
Total Other Expense/(Income)             0.00

                                    ---------
Net Pretax Income/(Loss)            (2,415.45)

Income Tax Expense                       0.00

                                    ---------
Net Income/(Loss)                   (2,415.45)
                                    =========

AMCV US SET OF BOOKS                                   Date: 17-SEP-02 16:34:58
BALANCE SHEET - ATTACHMENT 5                           Page:   1
Current Period: AUG-02

currency USD
Company=22 (DELTA QUEEN)


                                             YTD-Actual                YTD-Actual
                                              31-Aug-02                 22-Oct-02
                                            -------------            --------------

ASSETS

Cash and Equivalent                              8,334.95                 64,522.98

Restricted Cash                                      0.00                      0.00

Accounts Receivable                                300.00                 33,451.42

Inventories                                          0.00                270,331.59

Prepaid Expenses                                     0.00                 37,922.40

Other Current Assets                                 0.00                 14,555.00

                                            -------------            --------------
Total Current Assets                             8,634.95                420,783.39


Fixed Assets                                         0.00             27,296,694.44

Accumulated Depreciation                             0.00            (15,065,339.51)

                                            -------------            --------------
Net Fixed Assets                                     0.00             12,231,354.93


Net Goodwill                                         0.00                      0.00

Intercompany Due To/From                    (6,366,408.22)            (9,202,583.95)

Net Deferred Financing Fees                          0.00                      0.00

Net Investment in Subsidiaries                       0.00                      0.00

                                            -------------            --------------
Total Other Assets                          (6,366,408.22)            (9,202,583.95)

                                            -------------            --------------
Total Assets                                (6,357,773.27)             3,449,554.37
                                            =============            ==============

AMCV US SET OF BOOKS                                   Date: 17-SEP-02 16:34:58
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: AUG-02

currency USD
Company=22 (DELTA QUEEN)


                                             YTD-Actual                YTD-Actual
                                              31-Aug-02                 22-Oct-02
                                            -------------             -------------

LIABILITIES

Accounts Payable                                   689.27                  5,758.93

Accrued Liabilities                                  0.00                715,443.75

Deposits                                             0.00              2,045,629.83

                                            -------------             -------------
Total Current Liabilities                          689.27              2,766,832.51


Long Term Debt                                       0.00                      0.00

Other Long Term Liabilities                          0.00                      0.00

                                            -------------             -------------
Total Liabilities                                  689.27              2,766,832.51


Liabilities Subject to Compromise              540,730.95                490,370.44


OWNER'S EQUITY

Common Stock                                         0.00                      0.00

Add'l Paid In Capital                        3,701,000.00              3,701,000.00

Current Net Income (Loss)                   (7,514,215.04)            (2,206,220.03)

Retained Earnings                           (3,085,978.45)            (1,302,428.55)

                                            -------------             -------------
Total Owner's Equity                        (6,899,193.49)               192,351.42

                                            -------------             -------------
Total Liabilities & Equity                  (6,357,773.27)             3,449,554.37
                                            =============             =============

Great River Cruise Line, LLC                                 ATTACHMENT 6                                          0-10961 (JCA)
                                               Summary List of Due To/Due From Accounts
                                                  For the Month Ended August 31, 2002

                                                               BEGINNING                                             ENDING
AFFILIATE NAME                              CASE NUMBER         BALANCE             DEBITS        CREDITS            BALANCE
American Classic Voyages Co.                  01-10954        (6,702,386.55)            --        1,951.70        (6,704,338.25)
AMCV Cruise Operations, Inc.                  01-10967        (9,463,194.68)            --          463.75        (9,463,658.43)
The Delta Queen Steamboat Co.                 01-10970        10,534,299.21         200.00              --        10,534,499.21
DQSB II, Inc.                                 01-10974              (367.05)            --              --              (367.05)
Great AQ Steamboat, L.L.C.                    01-10960           168,013.44             --              --           168,013.44
Great Pacific NW Cruise Line, L.L.C.          01-10977             4,812.08             --              --             4,812.08
Great Ocean Cruise Line, L.L.C.               01-10959           503,950.75             --              --           503,950.75
Cruise America Travel, Incorporated           01-10966        (1,419,142.24)            --              --        (1,419,142.24)
Delta Queen Coastal Voyages, L.L.C.           01-10964            18,978.71             --              --            18,978.71
Cape Cod Light, L.L.C.                        01-10962              (270.05)            --              --              (270.05)
Cape May Light, L.L.C.                        01-10961            33,543.95             --              --            33,543.95
Project America, Inc.                         N/A                (11,144.65)            --              --           (11,144.65)
Oceanic Ship Co.                              N/A                   (257.75)            --              --              (257.75)
Great Hawaiian Cruise Line, Inc.              01-10975               (60.73)            --              --               (60.73)
Great Hawaiian Properties Corporation         01-10971           (41,555.00)            --              --           (41,555.00)
American Hawaii Properties Corporation        01-10976             9,562.38             --              --             9,562.38
CAT II, Inc.                                  01-10968             1,025.41             --              --             1,025.41
                                                              -----------------------------------------------------------------
                                                              (6,364,192.77)        200.00        2,415.45        (6,366,408.22)
                                                              =================================================================

GREAT RIVER CRUISE LINE, L.L.C.                        CASE #:   01-10963 (JCA)


ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


DETAIL:                                             0-30 DAYS       31-60 DAYS       61-90 DAYS        91+ DAYS          TOTAL

Paymentech Credit Card Processor                                                                          0.00            0.00
American Express Credit Card Processor                                                                                    0.00
Discover Credit Card Processor                                                                                            0.00
Diners Credit Card Processor                                                                                              0.00
Travel Agents                                                                                                             0.00
Crew Member                                                                                             300.00          300.00

                                                    -------           -------          -------          ------          ------
Total                                                  0.00              0.00             0.00          300.00          300.00
                                                    =======           =======          =======          ======          ======


                                                                 ATTACHMENT # 7

                                  DELTA QUEEN
                               AP-STEAMER CHECKS
                              22-000-221300-00000

                                   AUGUST-02

OUTSTANDING CHECKS:
         12333 M. Richardson-Walmart             40.00
         12335 J. Blasier-Capitol One            20.00
         12385 J. Blasier-K. Hansen             150.00
         12399 Peoria Historical Society        120.00
         12404 Anthony May-Verizon              200.00
         12408 Peoria Historical Society        160.00
                                                ------
         Total per G/L:                         690.00
                                                ======


                                 ATTACHMENT # 8

DEBTOR:  GREAT RIVER CRUISE LINE, L.L.C.           CASE NUMBER:  01-10963 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF AUGUST 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO AUGUST MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. The Mississippi Queen, owned by the related debtor Great Ocean Cruise Line, LLC ("Great Ocean"), resumed voyage sailing on May 7, 2002 (the "cut-off date"). Pursuant to the asset purchase agreement dated May 31, 2002 (the "close date"), the revenue and expenses between the cut-off date and the close date accrued to the benefit of the Purchaser. The cash disbursements for such expenses, made on behalf of Great Ocean as part of the Debtors' commingled cash system, are not reflected herein on Attachment 2. An accounts receivable for these disbursements has been recorded on The Delta Queen Steamboat Co's books. due to the Debtors' commingled cash management system.